                                                                    Exhibit 23.3


              [LETTERHEAD OF PASQUALE & BOWERS, LLP APPEARS HERE]

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              ---------------------------------------------------

WE CONSENT to the incorporation by reference in the Registration Statement on Form S-8, pertaining to the Global Imaging Systems, Inc. 1998 Stock Option and Incentive Plan, of our report on the financial statements of Eastern Copy Products, Inc. dated December 17, 1997.


PASQUALE & BOWERS, LLP

Pasquale & Bowers, LLP

Syracuse, New York
June 10, 1999